Exhibit 99.1

January 2005 (Nasdaq: AACE)

Forward-looking Statements This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as "expect," "anticipate," "estimate," "believe," "intend," "plan," "target," "goal," "should," "would," and terms with similar meanings. Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations, and the related statements, are based on the assumptions of ACE's management and are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE's control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties, and other factors, could cause the actual results to differ materially from those projected in the forward-looking statements. Those risks, uncertainties, and factors include, but are not limited to, matters described in ACE's reports filed with the Securities and Exchange Commission, such as: Competition within the check-cashing industry as well as from banks, saving and loans, short-term consumer lenders, and other similar financial services entities and from other retail businesses that offer products and services offered by ACE; Maintenance of relationships with providers of financing for ACE and with key providers of products and services either offered by ACE to its customers or used by ACE in its business; Changes in laws, regulations or accounting standards and decisions or actions taken by courts, regulators and governmental authorities; Availability of financing, suitable locations, acquisition opportunities and experienced management to implement ACE's growth strategy; Increases in interest rates, which would increase ACE's borrowing costs; Lawsuits and regulatory proceedings and their respective results, including statements. ACE does not assume, but expressly disclaims, any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE's views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE's Common Stock.

Investment Highlights Largest operator of check cashing and payday loan stores in the U.S. Fragmented industry Targeting large and growing population of Underbanked and Hispanic consumers Best-in-class integrated IT systems maximizes revenue while simultaneously minimizing risk Growth Opportunities: Unit growth: De Novo Acquisitions Franchise New product offerings Diversified revenue mix Margin improvement

I. Company Overview

ACE Cash Express Retailer of financial services to the un-banked and under-banked since 1968 #1 in check cashing ; #4 in payday loans ; 38mm customer visits annually Proven operating model: best-in-class systems and controls Revenue of $253 million & Net Income of $19.1 million for the 12 months ended September 2004 Geographically diverse: 1,327 stores in 37 states and Washington D.C. Franchised (216) Both Company-Owned (1,111) FY 2004 Revenue Mix

Approximately 11,000 check cashing locations ACE: 11% market share Dollar Financial: 3% market share Highly fragmented market - no other competitor greater than 1% Approximately 22,000 payday loan locations $35 billion of volume (from almost zero 10 years ago) Advance America - approximately 2,300 locations QC Holdings - approximately 300 locations Pawn Companies ( Cash America, First Cash, EZ Corp ) 40 states and District of Columbia have enabling legislation Unbanked: 60 million people or 13.8 million households (13.1%) Expected to grow to 15.1 million households by 2010 Hispanic population grew 58% in the 1990's from 22 to 35 million Industry - U.S.

Cash checks for a fee - typically 2.5% Payroll checks but also government assistance, tax refund, insurance checks Fee "Menu Board" and detailed receipt Established guidelines for check approval Check Cashing

ACE Loan Markets


ACE loans
(595 stores)
No loans
(96 stores)
Republic Bank Loans
(420 stores)
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
DC

- ACE offers loans directly in 21 states
- Acts as a marketing / servicer for Republic Bank in 3 states
- Does not offer payday loans in 3 states

ACE CASH EXPRESS™
9

Including loans marketed/serviced for Republic Bank. Excludes states with discontinued payday loan services (GA, MD, NC) or different payday loan services (FL). (1) Must have a checking account Typically hold check for 2-4 weeks Centralized Loan Approval Short-Term Consumer Loans (2)

Pay utility and cellular bills Highly profitable, low-risk 8.6 million bill payments - 2004 Bill Payment Services Prepaid MasterCard Fees: Sales,Load,Usage FY2004: 149,000 cards sold $269 million loaded

Technology Drives Performance

Technology Drives Performance

II. Financial Overview

(Revenue in $ millions) Check Cashing Loan Fees Bill Payment* Franchise & Other Fees Major Contributors to Revenue Growth *Includes bill payment fees, money transfer services, & money order fees Fiscal 2005 Revenue Guidance is $265 - $275 million as of October 21, 2004 Fiscal Years Ended June 30 $265-$275 $0 $50 $100 $150 $200 $300 1998 1999 2000 2001 2002 2003 2005E $100 $122 $141 $197 $229 $234 7 Year CAGR: 15.2% $247 2004 $250

Diluted Earnings Per Share Before cumulative effect of accounting change of ($0.06) Fiscal 2005 Diluted Earnings Per Share Guidance is $1.94 - $2.00 as of October 21, 2004 Fiscal Years Ended June 30 $0 $0.50 $1.00 1998 1999 2000 2001 2002 2003 2005E $0.63 $0.80 $0.86 $0.06 $1.00 $1.25 2004 $1.94-$2.00 $2.00 $1.50 (1) $1.49

Historical First Quarter Diluted Earnings Per Share $0.24 $0.20 $0.14 $0.10 $0.08 $0. 04 $0.06 1997 1998 1999 2000 2001 2002 2003 Fiscal Quarters Ended September 30 (1) Before cumulative effect of accounting change of ($0.06) (1) Record First Quarter Diluted Earnings per Share in 2005 2005 $0.37 $0.28 2004 $0.00 $0.10 $0.20 $0.40 $0.30

Balance Sheet September 30, 2004 Further enhances ability to pursue new unit growth through development and acquisitions ($M) April 2004 Secondary Raised $61M Equity Raise Further Delevered the Balance Sheet Retired High Cost Sub-Debt Provides Additional Balance Sheet Flexibility Amended Credit Facility July 2004

Bank Credit Facility Current Facility Previous Facility Facility Size: $175 Million $200 Million Maturity Date: March 31, 2006 June 30, 2008 Grid Based Grid Based L + 300bp L + 225bp Covenant Flexibility: Acquisitions Cap Ex Dividends Pricing:

III. Growth Strategy

Growth: Network Add to Network Open new company-owned stores ACE Cash Express (60 in FY05) ACE Cash Advance (25 in FY05) Accelerate franchise store growth ACE Cash Express (50 in FY05) ACE Cash Advance Opportunistically pursue acquisitions 23 completed in 1Q FY05 17 completed in 2Q FY05 26 completed to date in 3Q FY05

ACE Network Growth Company-Owned Franchise Stores 1,187 1,163 1,072 918 772 690 611 452 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 1,168 Goal 1,668 Fiscal Years Ended June 30 On track to add 300 company owned ACE stores and 200 franchised ACE stores by fiscal 2008 Approximately 40% of company-owned stores have been acquired. 1,230

ACE Store Economics Capital Investment $65,000 to $75,000 Leasehold, computer, security Working Capital $80,000 to $100,000 Operating cash, loan funding Start-up Losses $15,000 to $25,000 First twelve months of operations Average Store Gross Margin ($000) * Does not include acquisitions. Stores Open* 95 and earlier 252 $78.5 $86.6 $80.7 $116.2 $111.9 96 25 $61.7 $82.0 $91.1 $107.9 $106.2 97 34 $33.4 $41.9 $55.2 $87.8 $88.1 98 46 $0.7 $27.0 $43.4 $79.7 $82.4 99 63 $(15.0) $(11.3) $16.9 $56.5 $59.1 00 61 $(12.9) $(7.9) $43.2 $39.4 01 41 $(21.3) $(24.9) 02 39 03 13 Total 53 627 35% - 40% Pre-tax IRR 1999 2000 2001 2002 2004 DeNovo Acquisitions 1,026 04 $8.4 $(17.6) $45.9 $(5.3) 399 $119.4 $108.9 $98.2 $77.7 $52.0 $52.3 $59.3 $13.8 $(30.8) $32.1 2003

Growth: Revenue Open new company-owned stores Accelerate franchise store growth Opportunistically pursue acquisitions Increase comparable store revenues Introduce new products / expand existing offerings Increase Revenue Add to Network

Growth: New Products & Loyalty

Improve Efficiency Increase Revenue Add to Network Growth: Operating Model Open new company-owned stores Accelerate franchise store growth Opportunistically pursue acquisitions Introduce comparable store revenues Introduce new products/expand existing offerings Continue internal focus on Operations Excellence Model

Investment Highlights Largest operator of check cashing and payday loan stores in the U.S. Fragmented industry Targeting large and growing population of Underbanked and Hispanic consumers Best-in-class integrated IT systems maximizes revenue while simultaneously minimizing risk Growth Opportunities: Unit growth: De Novo Acquisitions Franchise New product offerings Diversified revenue mix Margin improvement

(Nasdaq: AACE)